UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

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CORD BLOOD AMERICA, INC.

 (Exact name of registrant as specified in its charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Santa Monica Blvd., Suite700 Santa Monica, CA 90401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 432-4090

Copies to:

Donald G. Davis, Esq. Law Offices of Davis & Associates, Inc.

PO Box 12009

Marina Del Rey, CA 90295

Phone: (310) 823-8300 Fax: (310) 301-3370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENT TO ARTICLES OF INCORPORATION

On March 25, 2009, the Registrant’s Articles of Incorporation were amended to increase authorized capital to 6,950,000,000 shares, consisting of 5,000,000 shares of Preferred stock, par value $0.0001, and 6,945,000,000 shares of Common Stock, par value $0.0001.

These amendments were adopted by Registrant’s Board of Directors on February 12, 2009, and Registrant’s Shareholders at a Special Meeting of Shareholders called for this purpose on March 23, 2009.

Registrant hereby incorporates by reference, Registrant’s Definitive Schedule 14A Proxy Statement, filed with the Securities and Exchange Commission on February 23, 2009.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
3.01	Articles of Amendment to Articles of Incorporation of Cord Blood America, Inc., filed on March 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

By:	/s/ Matthew L. Schissler
Matthew L. Schissler, Chief Executive Officer

Date:  April ____, 2009